UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 North Ashley Drive, Suite 2800, Tampa, Florida		33602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 274-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SYKE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Three proposals described fully in the 2021 Proxy Statement of Sykes Enterprises, Incorporated (the “Company”), were presented for approval at the Company’s 2021 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 18, 2021. As of the record date, 39,768,911 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 36,080,056 shares of common stock, or 90.7%, were represented in person or by proxy; therefore, a quorum was present.

The shareholders of the Company voted on the following three matters:

Proposal 1: Election of Directors

There were three Class III director positions up for election at the Annual Meeting. The following persons were nominated and elected to serve as directors of the Company until the 2024 Annual Meeting of Shareholders: Charles E. Sykes, Jeanne Beliveau-Dunn and Vanessa C.L. Chang. The voting results for each nominee were as follows:

Name	Votes For	Against	Abstain	Broker Non-Votes
Charles E. Sykes	34,563,762	150,712	16,363	1,349,219
Jeanne Beliveau-Dunn	33,980,313	734,553	15,971	1,349,219
Vanessa C.L. Chang	32,941,287	1,773,579	15,971	1,349,219

Proposal 2: Advisory Vote to Approve Executive Compensation

The proposal to approve, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2021 Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
33,564,170	1,115,962	50,705	1,349,219

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2021 and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2021, and express an opinion thereon, as disclosed in the 2021 Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
35,584,760	491,051	4,245	N/A

Item 9.01.  Financial Statements and Exhibits.

(d) The following exhibit is included with this Report:

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED

	By:	/s/ John Chapman
John Chapman Chief Finance Officer

Date: May 18, 2021

3